UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2016

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events
Hexion Inc. (the “Company”) issued a joint news release with Hüttenes-Albertus Chemische Werke GmbH (“HA”) on June 1, 2016 announcing that it has sold its interest in HA-International, LLC (“HAI”), a joint venture serving the North American foundry industry, to its joint venture partner HA-USA, Inc., an entity controlled by HA. The joint venture sells foundry resins across North America and sources many of the products from Hexion’s Louisville, Kentucky, site. The Company has also entered into long term toll agreements for the supply of resins to, and resin coated proppants from, HAI going forward.
A copy of the news release is filed as Exhibit 99.1 to this Current Report.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

99.1 News Release dated June 1, 2016 titled “Hüttenes-Albertus Announces Purchase of Hexion’s Interest in HA-International, LLC”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEXION INC.

Date:	June 1, 2016	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated June 1, 2016 titled “Hüttenes-Albertus Announces Purchase of Hexion’s Interest in HA-International, LLC”.